SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) October 3, 2003
                                                         ---------------


                        CollaGenex Pharmaceuticals, Inc.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)


        Delaware                    0-28308                     52-1758016
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      (State or Other       (Commission File Number)        (IRS Employer
       Jurisdiction                                      Identification No.)
     of Incorporation)


41 University Drive, Newtown, Pennsylvania                             18940
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(Address of Principal Executive Offices)                             (Zip Code)


                                 (215) 579-7388
                        ---------------------------------
                         (Registrant's telephone number,
                              including area code)


         ---------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

      On February 6, 2003, CollaGenex Pharmaceuticals, Inc., a Delaware corporation (the "Company") filed a registration statement (File No. 333-103008) (the "Registration Statement") on Form S-3 with the Securities and Exchange Commission (the "Commission") relating to the public offering, pursuant to Rule 415 under the Securities Act of 1933, as amended, of up to an aggregate of 2,000,000 shares of common stock, par value $0.01 per share (the "Common Stock") of the Company. On August 12, 2003, the Company filed an Amendment No. 1 to the Registration Statement. The Commission declared the Registration Statement effective on August 25, 2003.

      On October 3, 2003, the Company entered into agreements for the sale of 2,000,000 shares of Common Stock registered under the Registration Statement to certain institutional investors, at a purchase price of $10.0 per share, for aggregate gross proceeds of $20.0 million, which generated net proceeds to the Company of approximately $18.8 million after the payment of placement agent fees and related expenses.

      The placement agents also assisted Marquette Venture Partners II, L.P. and OCM Principal Opportunities Fund, L.P. in selling 341,302 shares and 320,000 shares of previously acquired Common Stock, respectively, on the same financial terms as the sale of Common Stock by the Company. Each of these funds continues to have a representative on the Company's Board of Directors.

      A copy of the press releases relating to the issuance of Common Stock by the Company and the sale of shares by the selling stockholders are filed herewith as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference. The foregoing descriptions of the issuance of Common Stock by the Company and the sale of shares by the selling stockholders are qualified in their entirety by reference to such Exhibits.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  Exhibits.

         Exhibit No.    Description
         -----------    -----------

            99.1        Press Release dated October 3, 2003
            99.2        Press Release dated October 7, 2003

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    COLLAGENEX PHARMACEUTICALS, INC.


                                    By:  /s/ Nancy C. Broadbent
                                         -----------------------------
                                         Nancy C. Broadbent
                                         Chief Financial Officer
                                         (Principal Financial Officer)


Date:  October 8, 2003